UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KALA PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 16, 2022 Your Vote Counts! KALA PHARMACEUTICALS, INC. 2022 Annual Meeting June 16, 2022 11:00 AM, ET Virtual Meeting Site: www.virtualshareholdermeeting.com/KALA2022 KALA PHARMACEUTICALS, INC. 1167 MASSACHUSETTS AVE ARLINGTON, MA 02476 D83739-P71491 You invested in KALA PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Advance of the Meeting Vote by June 15, 2022 11:59 PM, ET Visit www.ProxyVote.com Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* Vote on June 16, 2022 11:00 AM, ET Visit www.virtualshareholdermeeting.com/KALA2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 To view the proxy materials and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D83740-P71491 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of two Class II Directors Nominees: 01) Mark Iwicki 02) Mark S. Blumenkranz For 2. To ratify the appointment of Deloitte & Touche LLP as Kala Pharmaceuticals, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.